UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BROOKFIELD REAL ASSETS INCOME FUND INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

May 1, 2019

To the Stockholders:

Notice is hereby given that the 2019 Annual Meeting of Stockholders (the "Meeting") of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the "Fund"), will be held at the offices of Paul Hastings LLP, 71 South Wacker Drive, Forty-Fifth Floor, Chicago, Illinois, on May 23, 2019, at 8:30 a.m., CST, for the following purposes:

1.  To consider and vote upon the election of the Class III Directors, each to serve until the third annual meeting following his election and until his successor is duly elected and qualifies (Proposal 1).

2.  To transact any other business that may properly come before the Meeting or any adjournment or postponement thereof.

The Board of Directors recommends that you vote FOR the nominees named in the proxy statement.

Stockholders of record as of the close of business on April 22, 2019, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. If you attend the Meeting, and are a stockholder of record as of the close of business on the record date, you may vote your shares in person. Regardless of whether you plan to attend the Meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy. This is important to ensure a quorum at the Meeting.

In addition to authorizing a proxy to vote by mail, you may also authorize a proxy to vote your shares via the Internet or telephone, as follows:

To vote by the Internet:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Go to the website that appears on the enclosed proxy card.

(3)  Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

To vote by telephone:

(1)  Read the Proxy Statement and have the enclosed proxy card at hand.

(2)  Refer to the toll-free number that appears on the enclosed proxy card.

(3)  Follow the instructions.

We encourage you to authorize a proxy to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (855) 777-8001.

By Order of the Board of Directors,

/s/ Thomas D. Peeney

Thomas D. Peeney
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2019

The Fund's Notice of 2019 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. AT THE MEETING OF STOCKHOLDERS, THE FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE VOTES ENTITLED TO BE CAST ARE REPRESENTED. IN THAT EVENT, THE MEETING MAY BE ADJOURNED AND THE FUND, AT THE STOCKHOLDERS' EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.  All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Director

Trust Accounts

(1) ABC Trust	Jane B. Doe, Director
(2) Jane B. Doe, Director u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE A PROXY TO VOTE YOUR SHARES PROMPTLY, NO MATTER HOW MANY SHARES YOU OWN.

BROOKFIELD REAL ASSETS INCOME FUND INC.

Brookfield Place, 250 Vesey Street
New York, New York 10281-1023

PROXY STATEMENT

This Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors (the "Board") of Brookfield Real Assets Income Fund Inc., a Maryland corporation (the "Fund"), of proxies to be exercised at the 2019 Annual Meeting of Stockholders (the "Meeting") of the Fund to be held at the offices of Paul Hastings LLP, 71 South Wacker Drive, Forty-Fifth Floor, Chicago, Illinois at 8:30 a.m. CST on May 23, 2019 (and at any adjournment or postponements thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about May 1, 2019.

The persons named as proxy holders on the proxy card will vote in accordance with your instructions and, unless specified to the contrary, will vote FOR the election of the Class III Director nominees. The close of business on April 22, 2019, has been fixed as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each outstanding full share of common stock of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote, for as many individuals as there are directors to be elected at the Meeting and one vote (or, in the case of fractional shares, a proportionate fractional share) for each other matter properly presented at the Meeting. Votes may not be cumulated. The number of outstanding shares of common stock of the Fund as of the Record Date is 36,476,061.

Under the Bylaws of the Fund, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast constitutes a quorum. In the event that a quorum is not present at the Meeting or otherwise, the chairman of the Meeting has the power to adjourn the Meeting from time to time, to a date not more than 120 days after the Record Date without notice other than announcement at the Meeting.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes," if any, will be treated as shares that are present, but not as votes cast, at the Meeting. For purposes of Proposal 1 abstentions and broker "non-votes," if any, will have the same effect as votes against the Proposal as the required vote is a majority of the votes entitled to be cast at the Meeting at which a quorum is present. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, we expect that there will be no broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

Stockholders who execute proxies retain the right to revoke them by: (a) written notice received by the Secretary of the Fund at any time before that proxy is exercised; (b) signing a proxy bearing a later date or; (c) attending the Meeting and voting in person (attendance at the Meeting will not, by itself, revoke a properly executed proxy). If you hold your shares in "street name" (that is, through a broker or other nominee), you should instruct your broker or nominee how to vote your shares by following the voting instructions provided by your broker or nominee.

Photographic identification and proof of ownership will be required for admission to the Meeting. For directions to the Meeting, please contact the Fund at (855) 777-8001 or at publicsecurities.enquiries@brookfield.com. If you are planning to attend the Meeting, please RSVP to publicsecurities.enquries@brookfield.com at least one day prior to the Meeting.

Stockholders may request copies of the Fund's most recent annual report, including the financial statements, without charge, by writing to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. These reports also are available on the Fund's website at https://publicsecurities.brookfield.com/en. These documents have been filed with the Securities and Exchange Commission and are available at www.sec.gov.

PROPOSAL 1: ELECTION OF CLASS III DIRECTORS

The Board is divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated and when their respective successors are elected and qualify: Class I, 2020, Class II, 2021 and Class III, 2019. Directors elected to succeed those whose terms are expiring will be identified as being of that same class and will be elected to serve until the third annual meeting after their election and until their successors are duly elected and qualify.

The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to so vote) for the re-election of Edward A. Kuczmarski and Stuart A. McFarland, Class III Independent Director nominees. Messrs. Kuczmarski and McFarland have indicated that they will serve if elected, but if they should be unable to serve, the proxy or proxies will be voted for any other persons determined by the persons named in the proxy in accordance with their discretion. If elected, Messrs. Kuczmarski and McFarland will serve until the 2022 annual meeting of stockholders and until their respective successors are duly elected and qualify.

The Fund's Board has determined that Messrs. Kuczmarski and McFarland, as well as Mr. Louis P. Salvatore and Ms. Heather S. Goldman are each independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange. Mr. David Levi is considered an Interested Director. Therefore, upon election of the Class III Independent Director nominees by the Fund, the Fund will continue to meet the requirements of the New York Stock Exchange that a majority of directors be independent.

As described above, there are two nominees for election to the Board at this time. The affirmative vote of a majority of the votes entitled to be cast at the Meeting, if a quorum is present, is sufficient to elect a director.

The Board of Directors recommends that the stockholders vote "FOR" the election of each of the nominees listed above to serve as Directors until the Annual Meeting of Stockholders in 2022 and until their respective successors are duly elected and qualify.

Information Concerning Nominee and Directors

The following table provides information concerning each of the Directors and the Class III Director nominees of the Board, as of the date of this Proxy Statement. The nominees are listed in the table under "Class III Independent Director Nominees." The terms of the Class I and the Class II Directors do not expire this year. The Fund has a retirement policy which sets a mandatory retirement age of 75 for the Directors.

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*

Class III Independent Director Nominees – If Elected, Terms Expire at the 2022 Annual Meeting of Stockholders

Edward A. Kuczmarski c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1949	Director, Chairman of the Board, Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Served since inception[1] Three Year Term	Director/Trustee of several investment companies advised by Brookfield Public Securities Group LLC (the "Adviser") (2011-Present); Certified Public Accountant and Retired Partner of Crowe Horwath LLP (1980-2013); Trustee of the Empire Builder Tax Free Bond Fund (1984-2013); Director of ISI Funds (2007-2015); Trustee of the Daily Income Fund (2006-2015); Director of the California Daily Tax Free Income Fund, Inc. (2006-2015); Trustee of the Stralem Funds (2014-2016).	10

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*
Stuart A. McFarland c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1947	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2006-Present); Director of United Guaranty Corporation (2011-2016); Director of Brandywine Funds (2003-2013); Director of Drive Shack Inc. (formerly, New Castle Investment Corp.) (2000-Present); Managing Partner of Federal City Capital Advisors (1997-Present); Director of New America High Income Fund (2013-Present); Director of New Senior Investment Group, Inc. (2014-Present).	10

Class II Independent Director – Term Expires at the 2021 Annual Meeting of Stockholders

Heather S. Goldman c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1967	Director, Member of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2013-Present); Global Head of Marketing and Business Development of the Adviser (2011-2013); Director and Board Chair of University Settlement House (2003-2013); Member of the Honorary Board of University Settlement House (2014-Present); Co-Founder and CEO of Capstak, Inc. (2014-2018); Director of Capstak, Inc. (2016-2018).	10

Name, Address and Year of Birth	Position(s) Held with Fund, Length of Time Served and Term of Office	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director*

Class I Independent Director – Term Expires at the 2020 Annual Meeting of Stockholders

Louis P. Salvatore c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1946	Director, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Served since inception[1] Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2005-Present); Director of SP Fiber Technologies, Inc. (2012-2015); Director of Gramercy Property Trust (2012-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-2011); Employee of Arthur Andersen LLP (2002-Present).	10

Class I Interested Director – Term Expires at the 2020 Annual Meeting of Stockholders

David Levi** c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1971	Director Served since April 2017 Three Year Term	Director/Trustee of several investment companies advised by the Adviser (2017-Present); President of the Adviser (2016-Present); Managing Director and Head of Distribution of the Adviser (2014-2016); Managing Partner of Brookfield Asset Management Inc. (2015-Present); Managing Director and Head of Global Business Development at Nuveen Investments (2009-2014).	10

*  The Fund Complex is comprised of the Fund, Brookfield Investment Funds (7 series of underlying portfolios), Brookfield Global Listed Infrastructure Income Fund Inc. and Center Coast Brookfield MLP & Energy Infrastructure Fund.

**  Designates individuals who are "interested persons" of the Fund, as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of affiliations with the Adviser.

1  Brookfield Real Assets Income Fund Inc. was established on May 12, 2016 and commenced operations on December 5, 2016.

Officers of the Funds

The officers of the Fund are elected by the Board either at its annual meeting, or at any subsequent regular or special meeting of the Board. The Board of the Fund has elected six officers, each to hold office at the discretion of the Board until his or her successor is elected and qualifies or until his or her resignation or removal. Except where dates of service are noted, all officers listed below served the Fund as such throughout the fiscal year ended December 31, 2018. The following table sets forth information concerning each officer of the Fund as of the date of this Proxy Statement:

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian F. Hurley* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1977	President	Served since inception[1]

President of several investment companies advised by the Adviser (2014-Present); Managing Director (2014-Present), Assistant General Counsel (2010-2017) and General Counsel (2017-Present) of the Adviser; Director of the Adviser (2010-2014); Managing Partner of Brookfield Asset Management Inc. (2016-Present); Secretary of Brookfield Investment Funds (2011-2014); Director of Brookfield Soundvest Capital Management (2015-2018).

Angela W. Ghantous* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1975	Treasurer	Served since inception[1]

Treasurer of several investment companies advised by the Adviser (2012-Present); Director and Head of Fund Administration and Accounting of the Adviser (2012-Present); Vice President of the Adviser (2009-2012).

Name, Address and Year of Birth	Position(s) Held with Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Thomas D. Peeney* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1973	Secretary	Served since 2018[2]

Secretary of several investment companies advised by the Adviser (2018-Present); Director of the Adviser (2018-Present); Vice President of the Adviser (2017-2018); Vice President and Assistant General Counsel of SunAmerica Asset Management, LLC (2013-2017); Associate, Corporate Department at Paul Hastings LLP (2006-2013).

Adam R. Sachs* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1984	Chief Compliance Officer ("CCO")	Served since 2017

Chief Compliance Officer of several investment companies advised by the Adviser (2017-Present); Director of Adviser (2017-Present); Senior Compliance Officer of Corporate Legal and Compliance at the Adviser (2011-2017).

Casey Tushaus* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1982	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Vice President of the Adviser (2014-Present); Assistant Fund Controller at Walton Street Capital (2007-2014).
Mohamed Rasul* c/o Brookfield Place, 250 Vesey Street, New York, New York 10281-1023 Born: 1981	Assistant Treasurer	Served since 2016	Assistant Treasurer of several investment companies advised by the Adviser (2016-Present); Assistant Vice President of the Adviser (2014 -Present); Senior Accountant of the Adviser (2012-2014).

*  Designates individuals who are "interested persons" of the Fund, as defined by the 1940 Act, because of affiliations with the Adviser.

1  Brookfield Real Assets Income Fund Inc. was established on May 12, 2016 and commenced operations on December 5, 2016.

2  Thomas D. Peeney was appointed on February 28, 2018.

Share Ownership

As of the Record Date, the Director nominee, Directors and officers of the Fund beneficially owned individually and collectively as a group less than 1% of the outstanding shares of the Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Fund and of all funds overseen by each Director in the Adviser's family of investment companies (the "Fund Complex") as of December 31, 2018. The Fund Complex is comprised of the Fund, Brookfield Global Listed Infrastructure Income Fund Inc., Center Coast Brookfield MLP & Energy Infrastructure Fund and Brookfield Investment Funds and its seven series of underlying portfolios: Brookfield Global Listed Real Estate Fund, Brookfield Global Listed Infrastructure Fund, Brookfield U.S. Listed Real Estate Fund, Brookfield Real Assets Securities Fund, Center Coast Brookfield MLP Focus Fund, Center Coast Brookfield Energy Infrastructure Fund* and Brookfield Real Assets Debt Fund.* The cost of each Director's investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2018. The information as to beneficial ownership is based on statements furnished to the Fund by each Director.

Name of Nominees/Directors	Dollar Range of Equity Securities Held in the Fund[1]	Aggregate Dollar Range of Equity Securities Held in the Family of Investment Companies[1]
Independent Director Nominees
Edward A. Kuczmarski	C	E
Stuart A. McFarland	E	E
Interested Director
David Levi[2]	A	A
Independent Directors
Heather S. Goldman	A	E
Louis P. Salvatore	E	E

*  As of the date of this Proxy Statement, shares of the Center Coast Brookfield Energy Infrastructure Fund and the Brookfield Real Assets Debt Fund are not publicly offered.

1  Key to Dollar Ranges:

  A. None

  B. $1 – $10,000

  C. $10,001 – $50,000

  D. $50,001 – $100,000

  E. Over $100,000

Information Regarding the Board and its Committees

The Role of the Board

The business and affairs of the Fund are managed under the direction of the Board. The Board provides oversight of the management and operations of the Fund. As is the case with virtually all investment companies (as distinguished from operating companies), the day-to-day management and operation of the Fund is performed by various service providers to the Fund, such as the Fund's investment adviser and administrator, the sub-administrator, custodian, and transfer agent. The Board approves all significant agreements between the Fund and its service providers. The Board has elected senior employees of the Adviser as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's day-to-day operations. In conducting this oversight, the Board receives regular reports from these officers and service providers regarding the Fund's operations. For example, the Treasurer of the Fund provides reports as to financial reporting matters, and investment personnel of the Adviser report on the Fund's investment activities and performance. The Board has elected a Chief Compliance Officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board meetings" which typically are held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time, one or more members of the Board may also meet with management in less formal settings, between scheduled "Board meetings," to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund and its oversight role does not make the Board a guarantor of the Fund's investments, operations or activities.

Board Leadership Structure

The Fund's Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. With the election of Mr. Levi to the Board, 80% of the members of the Board, including the Chairman of the Board, are not "interested persons," as defined in the 1940 Act, of the Fund (the "Independent Directors"), which are Directors that are not affiliated with the Adviser or its affiliates. The Board has established three standing committees, an Audit Committee, a Nominating and Compensation Committee, and a Qualified Legal Compliance Committee (the "QLCC") (collectively, the "Committees"), which are discussed in greater detail below. The Audit Committee, Nominating and Compensation Committee and QLCC are each comprised entirely of Independent Directors. Each of the Independent Directors helps identify matters for consideration by the Board and the Chairman has an active role in the agenda setting process for Board meetings. Mr. Kuczmarski, a Class III Director nominee, serves as Chairman of the Board. The Audit Committee Chairman also has an active role in the agenda setting process for the Audit Committee meetings. The Fund's Board has adopted Fund Governance Policies and Procedures to ensure that the Board is properly constituted in accordance with the 1940 Act and to set forth examples of certain of the significant matters for consideration by the Board and/or its Committees in order to facilitate the Board's oversight function. For example, although the 1940 Act requires that at least 40% of a fund's directors not be "interested persons," as defined in the 1940 Act, the Board has determined that the Independent Directors should constitute at least a majority of the Board. The Board has determined that its leadership structure is appropriate. In addition, the Board also has determined that the structure, function and composition of the Committees are appropriate means to provide effective oversight on behalf of Fund stockholders. The Independent Directors have engaged their own independent counsel to advise them on matters relating to their responsibilities to the Fund.

Board Oversight of Risk Management

As part of its oversight function, the Board receives and reviews various risk management reports and assessments and discusses these matters with appropriate management and other personnel of the Adviser. Because risk management is a broad concept comprised of many elements, Board oversight of different types of risks is handled in different ways. For example, the full Board receives and reviews reports from senior personnel of the Adviser (including senior compliance, financial reporting and investment personnel) or their affiliates regarding various types of risks, including, but not limited to, operational, compliance, investment and business continuity risks, and how they are being managed. From time to time, the full Board meets with the Fund's Chief Compliance Officer to discuss compliance risks relating to the Fund, the Adviser and the Fund's other service providers. The Audit Committee supports the Board's oversight of risk management in a variety of ways, including meeting regularly with the Fund's Treasurer and with the Fund's independent registered public accounting firm and, when appropriate, with other personnel employed by the Adviser to discuss, among other things, the internal control structure of the Fund's financial reporting function and compliance with the requirements of the Sarbanes-Oxley Act of 2002. The Audit Committee also meets regularly with the Fund's Chief Compliance Officer to discuss compliance and operational risks and receives reports from the Adviser's internal audit group as to these and other matters.

Information about Each Director's Qualification, Experience, Attributes or Skills

The Board believes that each of the Directors, including the Class III Director nominees, has the qualifications, experience, attributes and skills ("Director Attributes") appropriate to serve as a Director of the Fund in light of the Fund's business and structure. Certain of these business and/or professional experiences are set forth in detail in the table above. The Directors have substantial board experience or other professional experience and have demonstrated a commitment to discharging their oversight responsibilities as Directors. The Board, with the assistance of the Nominating and Compensation Committee, annually conducts a "self-assessment" wherein the performance of the Board and the Committees are reviewed.

In addition to the information provided in the table above, below is certain additional information regarding each Director, including the Class III Director nominees, and certain of their Director Attributes. Although the information provided below, and in the table above, is not all-inclusive, the information describes some of the specific experiences, qualifications, attributes or skills that each Director possesses to demonstrate that the Directors have the appropriate Director Attributes to serve effectively as Directors of the Fund. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment and ask incisive questions, and commitment to stockholder interests. In conducting its self-assessment, the Board has determined that the Directors have the appropriate attributes and experience to serve effectively as Directors of the Fund.

•  Edward A. Kuczmarski – In addition to his tenure as a Director of the Fund, Mr. Kuczmarski has financial accounting experience as a Certified Public Accountant. He also has served on the board of directors/trustees for several other investment management companies. In serving on these boards, Mr. Kuczmarski has come to understand and appreciate the role of a director and has been exposed to many of the challenges facing a board and the appropriate ways of dealing with those challenges. Mr. Kuczmarski serves as Chairman of the Board of Directors, Chairman of the Nominating and Compensation Committee, and is a member of the Audit Committee.

•  Stuart A. McFarland – In addition to his tenure as a Director of the Fund, Mr. McFarland has extensive experience in executive leadership, business development and operations, corporate restructuring and corporate finance. He previously served in senior executive management roles in the private sector, including serving as the Executive Vice President and Chief Financial Officer of Fannie Mae and as the Executive Vice President and General Manager of GE Capital Mortgage Services, Corp. Mr. McFarland currently serves on the board of directors for various other investment management companies and non-profit entities, and is the Managing Partner of Federal City Capital Advisors. Mr. McFarland is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Heather S. Goldman – In addition to her tenure as a Director of the Fund, Ms. Goldman has extensive experience in executive leadership,

business development and marketing of investment vehicles similar to those managed by the Adviser. Ms. Goldman is a capital markets, financial services and technology executive, who over a twenty-plus year career has worked in a senior capacity across a diverse array of firms in the private equity, investment management and commercial banking industries. She previously served as head of global marketing for the Adviser, and as such has extensive knowledge of the Adviser, its operations and personnel. She also has experience working in other roles for the parent company of the Adviser. Prior to working with the Adviser, and for nearly five years, she acted as CEO and Chairman, co-founding and managing, Capital Thinking, a financial services risk-management technology company in New York. Most recently, Ms. Goldman was Co-Founder, CEO and Chairman of another fintech company, Capstak, Inc. Ms. Goldman is a member of the Audit Committee and the Nominating and Compensation Committee.

•  Louis P. Salvatore – In addition to his tenure as a Director of the Fund, Mr. Salvatore has extensive business experience in financial services and financial reporting, including serving on the board of directors/trustees and as audit committee chairman for several other publicly traded and private companies. Mr. Salvatore previously spent over thirty years in public accounting. He holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education organization. Mr. Salvatore serves as Chairman of the Audit Committee, and is a member of the Nominating and Compensation Committee.

•  David Levi – In addition to his tenure as a Director of the Fund, Mr. Levi is President of the Adviser and a Managing Partner of Brookfield Asset Management. He has over 20 years of experience and oversees all non-investment aspects of the business including marketing and client service, finance, legal and operations. Mr. Levi's background includes extensive distribution and business development experience within the institutional, high net worth, retail and distribution platform markets. Prior to joining the Adviser in 2014, Mr. Levi was Managing Director and Head of Global Business Development at Nuveen Investments, after holding similar positions at AllianceBernstein Investments and Legg Mason and senior roles within J.P. Morgan Asset Management. Mr. Levi holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from Columbia University and a Bachelor of Arts degree from Hamilton College. His position of responsibility at the Adviser, in addition to his knowledge of the firm and experience in financial services, has been determined to be valuable to the Board in its oversight of the Fund.

Nominating and Compensation Committee Considerations for Independent Directors

The Nominating and Compensation Committee evaluates candidates' qualifications for Board membership. When evaluating candidates, the Nominating and Compensation Committee considers a number of attributes including leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise that would complement or benefit the Board as a whole. The Nominating and Compensation Committee also may consider other factors/attributes as it may determine appropriate in its own judgment. The Nominating and Compensation Committee believes that the significance of each nominee's background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating and Compensation Committee has not established a litmus test or quota relating to these matters that must be satisfied before an individual may serve as a director. The Nominating and Compensation Committee believes that board effectiveness is best evaluated at a group level, through the annual self-assessment process. Through this process, the Nominating and Compensation Committee considers whether the Board as a whole has an appropriate level of sophistication, skill, and business acumen and the appropriate range of experience and background. The diversity of a candidate's background or experiences, when considered in comparison to the background and experiences of other members of the Board, may or may not impact the Nominating and Compensation Committee's view as to the candidate. In evaluating these matters, the Nominating and Compensation Committee typically considers the following minimum criteria:

•  With respect to nominations for Independent Directors, nominees shall be independent of the Adviser and other principal service providers. The Nominating and Compensation Committee of the Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

•  Independent Director nominees must qualify for service on the Fund's Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

•  With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

•  The Nominating and Compensation Committee of the Fund also may consider such other factors as it may determine to be relevant.

Board Meetings

During the Fund's fiscal year ended December 31, 2018, the Board held four regular meetings, and each Director attended at least 75% of the meetings of the Fund's Board of Directors and of the Committees on which he or she served. The Chairman of the Board of Directors, who is elected by the Independent Directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Audit Committee

The Fund has a standing Audit Committee that was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which currently consists of Messrs. Salvatore, Kuczmarski and McFarland and Ms. Goldman, all of whom are Independent Directors. The principal functions of the Audit Committee are to review the Fund's audited financial statements, to select the Fund's independent auditors, to review with the Fund's auditors the scope and anticipated costs of their audit and to receive and consider a report from the auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the Fund's fiscal year ended December 31, 2018, the Audit Committee held four Committee meetings. Mr. Salvatore serves as Chairman of the Audit Committee, and the Board has determined that Messrs. Salvatore, McFarland and Kuczmarski each qualify and are designated as an "audit committee financial expert," as defined in Item 401(h) of Regulation S-K promulgated by the Securities and Exchange Commission.

The Fund's Board of Directors has adopted a written charter for its Audit Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Nominating and Compensation Committee

The Fund has a Nominating and Compensation Committee, which currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman, all of whom are Independent Directors and independent as independence is defined in New York Stock Exchange, Inc.'s listing standards. The Nominating and Compensation Committee of the Fund met two times during the Fund's fiscal year ended December 31, 2018. Mr. Kuczmarski serves as Chairman of the Nominating and Compensation Committee. The function of the Fund's Nominating and Compensation Committee is to recommend candidates for election to its Board as Independent Directors. The Fund's Nominating and Compensation Committee evaluates each candidate's qualifications for Board membership and their independence from the Adviser and other principal service providers.

The Nominating and Compensation Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund's shares. For a list of the minimum criteria used by the Nominating and Compensation Committee to assess a candidate's qualifications, please see "Nominating and Compensation Committee Considerations for Independent Directors" above.

When identifying and evaluating prospective nominees, the Nominating and Compensation Committee reviews all recommendations in the same manner, including those received by stockholders. The Nominating and Compensation Committee first determines if the prospective nominee(s) meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then to be considered by the Nominating and Compensation Committee with respect to any other qualifications deemed to be important. Those proposed nominees meeting the minimum and other qualifications and determined by the Nominating and Compensation Committee as suitable are nominated for election by the Committee.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the Fund and sent to Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be an Independent Director, if applicable. The Fund's Nominating and Compensation Committee also determines the compensation paid to the Independent Directors. The Board has adopted a written charter for its Nominating and Compensation Committee, which is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's Nominating and Compensation Committee Charter is also available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

The Fund's Nominating and Compensation Committee has recommended Messrs. Kuczmarski and McFarland as nominees for election and the Fund's Board of Directors has nominated Messrs. Kuczmarski and McFarland to serve as the Class III Directors.

Qualified Legal Compliance Committee

The Fund has a standing Qualified Legal Compliance Committee ("QLCC"). The QLCC was formed for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission on behalf of the issuer (the "issuer attorneys"). An issuer attorney who becomes aware of evidence of a material violation by the Fund, or by any officer, Director, employee, or agent of the Fund, may report evidence of such material violation to the QLCC as an alternative to the reporting requirements of Rule 205.3(b) (which requires reporting to the chief legal officer and potentially "up the ladder" to other entities). The QLCC meets as needed. During the fiscal year ended December 31, 2018, the Fund's QLCC did not meet. The QLCC currently consists of Messrs. Kuczmarski, McFarland and Salvatore and Ms. Goldman.

Code of Ethics

Code of Ethics. The Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund's external manager or its affiliates who are involved in the Fund's business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is available on the Fund's website at https://publicsecurities.brookfield.com/en. A copy of the Fund's code of ethics also is available free of charge, upon request directed to Investor Relations, Brookfield Real Assets Income Fund Inc., Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

There is no family relationship between any of the Fund's current officers or Directors. There are no orders, judgments, or decrees of any governmental agency or administrator, or of any court of competent jurisdiction, revoking or suspending for cause any license, permit or other authority to engage in the securities business or in the sale of a particular security or temporarily or permanently restraining any of the Fund's officers or Directors from engaging in or continuing any conduct, practice or employment in connection with the purchase or sale of securities, or convicting such person of any felony or misdemeanor involving a security, or any aspect of the securities business or of theft or of any felony, nor are any of the officers or Directors of any corporation or entity affiliated with the Fund so enjoined.

Compensation of Directors and Executive Officers

No remuneration was paid by the Fund to persons who were directors, officers or employees of the Adviser or any affiliate thereof for their services as Directors or officers of the Fund. Each Director of the Fund, other than those who are officers or employees of the Adviser or any affiliate thereof, was entitled to receive from the Fund a Fund Complex fee. Effective June 1, 2018, the aggregate annual retainer paid to each Independent Director of the Board for the Fund Complex is $180,000. The Independent Chairman of the Fund Complex and the Chairman of the Audit Committee each receive an additional payment of $30,000 per year. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended December 31, 2018 for the Fund, which we refer to as fiscal 2018.

	Directors' Aggregate Compensation from the Fund	Total Directors' Compensation from the Fund and the Fund Complex
Independent Director Nominees
Edward A. Kuczmarski	$42,180	$197,500
Stuart A. McFarland	$35,738	$167,500
Independent Directors
Heather S. Goldman	$35,738	$167,500
Louis P. Salvatore	$42,180	$197,500
Interested Director
David Levi	N/A	N/A

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

The Fund's Board of Directors provides a process for stockholders to send communications to the Board. Any stockholder who wishes to send a communication to the Board of Directors of the Fund should send the communication to the attention of the Fund's Secretary at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of the Fund's Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund's Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Fund's policy with respect to Directors' attendance at annual meetings of stockholders is to encourage such attendance.

Audit Committee Report

On February 28, 2019, the Audit Committee (the "Audit Committee") of the Board of Directors of the Fund reviewed and discussed with management the Fund's audited financial statements as of and for the fiscal year ended December 31, 2018. The Audit Committee discussed with Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, the matters required to be discussed by Rule 3526, Ethics and Independence, Communication with Audit Committee Concerning Independence.

The Audit Committee received and reviewed the written disclosures and the letter from Deloitte required by Rule 3520, Auditor Independence, and discussed with Deloitte, its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Fund's Annual Report to Stockholders, as required by Section 30(e) of the Investment Company Act of 1940, as amended, and Rule 30d-1 promulgated thereunder, for the fiscal year ended December 31, 2018.

Louis P. Salvatore – Audit Committee Chairman
Edward A. Kuczmarski – Audit Committee Member
Stuart A. McFarland – Audit Committee Member
Heather S. Goldman – Audit Committee Member

Required Vote

The election of the listed nominees for Director requires the approval of a majority of all the votes entitled to be cast at the Meeting, in person or by proxy, at which a quorum is present. The Board of Directors of the Fund recommends a vote "For" the election of the nominees to the Fund's Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Adviser/The Sub-Adviser

The Fund has entered into an Investment Advisory Agreement with Brookfield Public Securities Group LLC (the "Adviser"). The Adviser, a wholly-owned subsidiary of Brookfield Asset Management Inc., is a Delaware limited liability company and a registered investment adviser under the Investment Advisers Act of 1940, as amended. The business address of the Adviser and its officers and directors is Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023. Subject to the authority and oversight of the Board of Directors, the Adviser is responsible for the overall management of the Fund's business affairs. As of March 31, 2019, the Adviser and its subsidiaries had over $18 billion in assets under management. The Adviser specializes in global listed real assets strategies and its investment philosophy incorporates a value-based approach towards investment. The Adviser provides advisory services to several other registered investment companies.

The Fund has also entered a Sub-Advisory Agreement with Schroder Investment Management North America Inc. ("SIMNA"), a Delaware corporation and a registered investment adviser under the Investment Advisers Act of 1940, as amended. SIMNA is located at 7 Bryant Park, New York, NY 10018, and is wholly-owned by Schroder US Holdings Inc. at the same address and indirectly owned in its entirety by Schroders plc, a London Stock Exchange-listed financial services company, located at 31 Gresham Street, London EC2V 7QA, England. As of December 31, 2018, Schroders plc had approximately $518.7 billion under management. Of that amount, as of December 31, 2018 SIMNA (along with its affiliated entity Schroder Investment Management North America Ltd.) had approximately $96.6 billion under management.

Mr. David Levi, a Class I Interested Director, is the President of the Adviser, and may be entitled, in addition to receiving a salary from the Adviser, to receive a bonus based upon a portion of the Adviser's profits. Mr. Brian F. Hurley, the President of the Fund, Mr. Thomas D. Peeney, the Secretary of the Fund, Mr. Adam Sachs, the CCO of the Fund, Ms. Angela W. Ghantous, the Treasurer of the Fund, and Messrs. Casey Tushaus and Mohamed Rasul, Assistant Treasurers of the Fund, all are employees of the Adviser.

Brookfield serves as the investment adviser of the Fund while SIMNA serves as the sub-adviser with respect to the securitized products allocation of the Fund. As investment adviser, Brookfield manages the Fund's investments outside of securitized products and has oversight responsibilities over the securitized products allocation managed by SIMNA. More particularly, Mr. Craig Noble, CFA, and Mr. Larry Antonatos are jointly and primarily responsible for the day-to-day management of the Fund, including the authority to adjust the strategic allocation of assets between corporate credit, securitized credit and equity securities. In addition, Mr. Dana Erikson, CFA, and Mr. Dan Parker, CFA, are jointly and primarily responsible for the day-to-day management of the Fund's corporate credit sleeve. In managing the corporate credit, securitized credit and equity investment sleeves of the Fund, Messrs. Noble and Antonatos leverage the expertise of their colleagues on Brookfield's investment teams, as well as the securitized credit investment team at SIMNA.

Craig Noble has over 20 years of experience and is CEO and Chief Investment Officer of the Adviser as well as Portfolio Manager on certain infrastructure strategies. Mr. Noble is also Senior Managing Partner at Brookfield Asset Management Inc. Over the last 14 years, he has held multiple positions within Brookfield Asset Management Inc., including significant roles within capital markets and direct infrastructure investment. He transitioned to the Adviser in 2008 to help launch the firm's listed infrastructure business and became the CEO in 2013. Prior to Brookfield Asset Management Inc., he spent five years with the Bank of Montreal, focused on credit analysis, corporate lending and corporate finance. Mr. Noble holds the Chartered Financial Analyst® designation. He earned a Master of Business Administration degree from York University and a Bachelor of Commerce degree from Mount Allison University. He has served as Co-Portfolio Manager of the Fund since its inception.

Larry Antonatos has 28 years of industry experience and is a Portfolio Manager for the Adviser's Real Asset Solutions team. In this role he oversees the portfolio construction process, including execution of asset allocation. Mr. Antonatos joined the Adviser in 2011 as Product Manager for the firm's equity investment strategies. Prior to joining Brookfield Asset Management Inc., Mr. Antonatos was a portfolio manager for a U.S. REIT strategy for 10 years. He also has investment experience with direct property, CMBS, and mortgage loans. Mr. Antonatos earned a Master of Business Administration degree from the Wharton School of the University of Pennsylvania and a Bachelor of Engineering degree from Vanderbilt University. He has served as Co-Portfolio Manager of the Fund since its inception.

Dana Erikson has 30 years of industry experience and is a Portfolio Manager and Head of the Adviser's Corporate Credit team. In this role he oversees and contributes to the portfolio construction process, including execution of buy/sell decisions. Prior to joining the Adviser in 2006, he was with Evergreen Investments or one of its predecessor firms since 1996 where he held a number of positions, including Senior Portfolio Manager, Head of the High Yield team and Head of High Yield Research. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society Boston, Inc. Mr. Erikson earned a Master of Business Administration degree (with Honors) from Northeastern University and a Bachelor of Arts degree in

Economics from Brown University. He has served as Co-Portfolio Manager of the Fund since its inception.

Dan Parker has 22 years of industry experience and is a Portfolio Manager on the Adviser's Corporate Credit team. He is responsible for the portfolio construction process, including execution of buy/sell decisions for the Corporate Credit team, as well as continuing to support the Infrastructure Securities team. Mr. Parker joined Brookfield Asset Management Inc. in 2006, initially focusing on high yield and stressed credit opportunities, before transitioning to the Adviser in 2010. Prior to 2006, Mr. Parker spent four years at Standard & Poor's where he covered the utilities and natural resources sectors. He started his career in international trade finance as a credit analyst at Canada's Export Credit Agency, EDC. He holds the Chartered Financial Analyst® designation and is a member of the CFA Society Chicago, Inc. Mr. Parker earned an Honours Bachelor of Commerce degree from Lakehead University. He has served as a Co-Portfolio Manager of the Fund since 2018.

Michelle Russell-Dowe, Head of Securitized Credit at SIMNA, is responsible for managing the Securitized Credit Team and the Securitized Credit Portfolio Strategies. She joined SIMNA in 2016 and is based in New York. Ms. Russell-Dowe was the Head of Securitized Products at Brookfield Investment Management (previously Hyperion Capital Management) from 1999 to 2016 where she was responsible for managing the Securitized Products Investment Team. She was the Lead Portfolio Manager responsible for the Securitized Investment Strategies. She was a Vice President at Duff & Phelps Credit Rating Co from 1994 to 1999, where she was responsible for rating securities including residential mortgage-backed securities and asset-backed securities. Previously, Ms. Russell-Dowe has been a Co-Head of the Investor Committee of the American Securitization Forum (ASF). She holds an MBA in Finance (Valedictorian) from Columbia Graduate School of Business and a BA in economics from Princeton University.

Jeffrey Williams is a Fund Manager at SIMNA, which involves portfolio management for the firm's securitized credit strategies, with a particular focus on CMBS, commercial real estate loans and related assets. He joined SIMNA in 2016 and is based in New York. Mr. Williams was a Managing Director at Brookfield Investment Management from 2012 to 2016, which involved portfolio management for the securitized credit team with an emphasis on CMBS and commercial real estate loans. He was a Partner – Debt Investments at Wesley Capital Management, LLC from 2008 to 2012, which involved portfolio management and trading of debt securities for a long/short real estate securities hedge fund. He was a Vice President at Capital Trust, Inc. from 2006 to 2008, which involved portfolio management and trading of CMBS, CDO and REIT bonds. Mr. Williams holds an MBA in Finance from Georgia State University and BA in Finance from University of South Florida. He is also a CFA Charterholder.

Anthony Breaks is a Fund Manager at SIMNA, with a focus on RMBS, ABS and CLOs. He joined SIMNA in 2016 and is based in New York. Mr. Breaks was a Managing Director at Brookfield Investment Management from 2005 to 2016, managing structured credit portfolios. He was a Director at Imagine Reinsurance, a subsidiary of Brookfield from 2002 to 2005, focused on structured credit investments and structured reinsurance transactions. Prior to that, he was a Director at Liberty Hampshire from 2000 to 2002, involved in analysis and issuance of structured securities, and an Analyst at Merrill Lynch from 1998 to 2000, involved in CLO structuring and securities analysis. Mr. Breaks holds a BSc in Electrical Engineering from Massachusetts Institute of Technology and is a CFA Charterholder.

The Administrator

Pursuant to an administration agreement, the Adviser also provides various administrative services to the Fund, including, among other responsibilities, preparing and coordinating reports and other materials to be supplied to the Board; preparing and/or supervising the preparation and filing with the applicable regulatory authority of all securities filings, periodic financial reports, prospectuses, statements of additional information, marketing materials, tax returns, stockholder reports and other regulatory reports and filings required of the Fund; supervising and monitoring the preparation of all required filings necessary to maintain the Fund's qualification and/or registration to sell shares in all states where the Fund currently does, or intends to do business; coordinating the preparation, printing and mailing of all materials required to be sent to stockholders; coordinating the preparation and payment of Fund-related expenses; monitoring and overseeing the activities of the Fund's other service providers; reviewing and adjusting as necessary the Fund's daily expense accruals; monitoring daily, monthly and periodic compliance with respect to federal and state securities laws; and sending periodic information (i.e., performance figures) to service organizations that track investment company information.

The Sub-Administrator

Pursuant to a sub-administration agreement, U.S. Bancorp Fund Services, LLC (d/b/a U.S. Bank Global Fund Services) ("USBFS" or the "Sub-Administrator"), 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, acts as the Sub-Administrator to the Fund. USBFS provides certain services to the Fund including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparing for signature by an officer of the Fund of all documents required to be filed for compliance by the Fund with applicable laws and regulations, excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value per share and yield; responding to stockholder inquiries; and arranging for the maintenance of books and records of the Fund, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, USBFS does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

The Fund's Auditor

At a meeting held on February 28, 2019, the Audit Committee of the Fund unanimously recommended the selection of, and the Directors unanimously approved, Deloitte as the Fund's independent registered public accounting firm for the current fiscal year ending December 31, 2019. The Fund is not submitting the Audit Committee's selection of Deloitte as the Fund's independent registered public accounting firm for ratification by its stockholders because doing so is not required by law. Although representatives of Deloitte are not expected to be present in-person at the Meeting, they are expected to be available telephonically and will have an opportunity to make a statement if they desire to do so, and are also expected to be available to respond to appropriate questions.

The following table sets forth the aggregate fees billed or to be billed to the Fund for services performed for the fiscal years ended December 31, 2018 and December 31, 2017 by Deloitte.

	2018	2017
Audit fees	$60,000	$58,000
Audit-related fees	$0	$0
Tax fees[1]	$9,600	$9,600
All other fees[2]	$0	$0

1  Tax fees consist of fees for review of tax returns and tax distribution requirements.

2  SSAE 16 Review (formerly, SAS No. 70) fees for the fiscal years ended December 31, 2018 and December 31, 2017 were $155,000 and $155,000, respectively, which were billed by Deloitte to the Adviser.

As indicated above, the Board has adopted a written charter for the Audit Committee (the "Charter"), which is available on the Fund's website at https://publicsecurities.brookfield.com/en. The Fund's Audit Committee reviews the Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of the Fund is independent as independence is defined in the listing standards of the New York Stock Exchange. The Audit Committee has adopted policies and procedures for pre-approval of the engagement of the Fund's auditors. The Audit Committee evaluates the auditor's qualifications, performance and independence at least annually by reviewing, among other things, the relationship between the auditor and the Fund, as well as the Adviser or any control affiliate of the Adviser, any material issues raised by the most recent internal quality control review and the auditor's internal quality control procedures.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Fund's directors and executive officers, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such reports furnished to the Fund and written representations that no other reports were required, all Section 16(a) filing requirements were complied with during the Fund's fiscal year ended December 31, 2018.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of December 31, 2018, there were no persons who beneficially owned 5% or more of the shares of the Fund.

OTHER BUSINESS

The Board of Directors of the Fund does not know of any other matter which may come before the Meeting or any postponement or adjournment thereof. If any other matter properly comes before the Meeting or any postponement or adjournment thereof, it is the intention of the persons named in the proxy to vote the proxies in accordance with their discretion on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Any proposal of a stockholder intended to be included in our proxy statement for the 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act, must be received by us no later than January 2, 2020, unless the date of our 2020 Annual Meeting of Stockholders is more than 30 days before or after May 23, 2020, in which case the proposal must be received a reasonable time before we begin to print and mail our proxy materials. All proposals should be directed to the Secretary of the Fund, at Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023.

Pursuant to the current Bylaws of the Fund, nominations of individuals for election to the Board and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record both at the time of giving of the prescribed notice by the stockholder and at the time of the annual meeting, who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business. For any nomination or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund, Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, and in the case of any such other business, such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder's notice must be delivered to the Secretary of the Fund not earlier than the 150th day nor later than the 120th day prior to the first anniversary of the date the proxy statement is released to stockholders for the preceding year's annual meeting. For matters to be presented at the 2020 annual meeting of stockholders, the notice must be delivered to the Secretary of the Fund not earlier than December 3, 2019 and not later than January 2, 2020. The notification must be in the form prescribed by the current Bylaws. The advance notice provisions provide the Fund and its Directors with the opportunity to thoughtfully consider and address the matters proposed before the Fund prepares and mails its proxy statement to stockholders. In no event shall the public announcement of a postponement or adjournment of an annual meeting to a later date or time commence a new time period for giving of a stockholder's notice as described above. Please contact the Secretary of the Fund for additional information about the advance notice requirements.

Stockholder proposals that are submitted in a timely manner, as described above, will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Fund. In addition to the use of the mail, proxies may be solicited personally by officers of the Fund or by regular employees of the Adviser. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in connection therewith.

May 1, 2019

ANNUAL MEETING OF STOCKHOLDERS OF BROOKFIELD REAL ASSETS INCOME FUND INC. May 23, 2019 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. IMPORTANTNOTICEREGARDINGTHEAVAILABILITYOFPROXYMATERIALS FOR THEANNUALMEETINGOFSTOCKHOLDERSTOBEHELDONMAY23,2019 The Fund’s Notice of 2019 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/brookfield-real-assets-income-fund?id=192676 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003000000000000000 7 051718 Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 1. To consider and vote upon the election of the Class III Directors, each to serve until the third annual meeting following his election and until his successor is duly elected and qualifies NOMINEESFOR AGAINST ABSTAIN Edward Kuczmarski (Independent Director) Stuart McFarland (Independent Director) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the Class III nominees as Independent Directors in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

- 0 BROOKFIELD REAL ASSETS INCOME FUND INC. ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 23, 2019 The undersigned hereby appoints Thomas D. Peeney and Adam Sachs, each of them acting individually, as proxies for the undersigned, with full power of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Brookfield Real Assets Income Fund Inc. (the "Fund"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Paul Hastings LLP, 71 South Wacker Drive, Forty-Fifth Floor, Chicago, Illinois 60606, on Thursday, May 23, 2019, at 8:30 a.m., CST, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting, in person or by substitute (or, if only one shall be so present, then that one), shall have, and may exercise all of the power or authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. (Continued and to be signed on the reverse side.) 14475 1.1

ANNUAL MEETING OF STOCKHOLDERS OF BROOKFIELD REAL ASSETS INCOME May 23, 2019 FUND INC. INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PMEDTthe day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN P E R S O N - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet or telephone. 00003000000000000000 7 051718 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES. 1. To consider and vote upon the election of the Class III Directors, each to serve until the third annual meeting following his election and until his successor is duly elected and qualifies NOMINEESFOR AGAINST ABSTAIN Edward Kuczmarski (Independent Director) Stuart McFarland (Independent Director) 2. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof. This proxy, if properly executed, will be voted in the manner directed by the stockholder. If no direction is made, this proxy will be voted FOR the election of the Class III nominees as Independent Directors in Proposal 1. Please refer to the Proxy Statement for a discussion of the Proposal. PLEASE VOTE, DATE AND SIGN THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. x IMPORTANTNOTICEREGARDINGTHEAVAILABILITYOFPROXYMATERIALS FOR THEANNUALMEETINGOFSTOCKHOLDERSTOBEHELDONMAY23,2019 The Fund’s Notice of 2019 Annual Meeting of Stockholders, Proxy Statement and Form of Proxy are available on the Internet at https://publicsecurities.brookfield.com/en/us-closed-end-funds/brookfield-real-assets-income-fund?id=192676 COMPANY NUMBER ACCOUNT NUMBER PROXY VOTING INSTRUCTIONS